                               JOHN HANCOCK FUNDS
--------------------------------------------------------------------------------

                                     GLOBAL
                                   TECHNOLOGY
                                      FUND



                                 ANNUAL REPORT

                               December 31, 1995

                                   DIRECTORS
                            Edward J. Boudreau, Jr.
                              Thomas W. L. Cameron
                                James F. Carlin
                             William H. Cunningham*
                               Charles F. Fretz*
                                 Jack P. Gould*
                             Harold R. Hiser, Jr.*
                               Charles L. Ladner*
                              Leo E. Linbeck, Jr.*
                             Patricia P. McCarter*
                             Steven R. Pruchansky*
                     Lt. Gen. Norman H. Smith, USMC (Ret.)*
                                John P. Toolan*
                        * Members of the Audit Committee

                                    OFFICERS
                            Edward J. Boudreau, Jr.
                      Chairman and Chief Executive Officer
                               Robert G. Freedman
                               Vice Chairman and
                            Chief Investment Officer
                                Barry J. Gordon
                                   President
                                Anne C. Hodsdon
                            Executive Vice President
                                Thomas H. Drohan
                      Senior Vice President and Secretary
                                James B. Little
                           Senior Vice President and
                            Chief Financial Officer
                                Susan S. Newton
                      Vice President, Assistant Secretary
                             and Compliance Officer
                               James J. Stokowski
                          Vice President and Treasurer

                                   CUSTODIAN
                         Investors Bank & Trust Company
                                89 South Street
                          Boston, Massachusetts 02111
                                 TRANSFER AGENT
                  John Hancock Investors Services Corporation
                                 P.O. Box 9116
                        Boston, Massachusetts 02205-9116

                               INVESTMENT ADVISER
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                             PRINCIPAL DISTRIBUTOR
                            John Hancock Funds, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                                 LEGAL COUNSEL
                                 Hale and Dorr
                                60 State Street
                          Boston, Massachusetts 02109

                              INDEPENDENT AUDITORS
                              Price Waterhouse llp
                               160 Federal Street
                          Boston, Massachusetts 02110

                               CHAIRMAN'S MESSAGE


DEAR FELLOW SHAREHOLDERS:

[A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph.]

The stock market's record-breaking, whirlwind performance in 1995 will be a tough act to follow in 1996. In fact, we've already seen greater market volatility this year, particularly among last year's leaders -- technology stocks. That's to be expected after a year that saw market indexes soar, including the Standard & Poor's 500-Stock Index's 37% advance. While many of the same economic conditions that fostered the stellar 1995 market are still in place -- slow economic growth, muted inflation and decent corporate earnings -- it would be unrealistic to expect the market to stage a repeat in 1996. The old saying "trees don't grow to the sky" comes to mind. Shareholders would do well to temper expectations of investment returns and perhaps revisit their investment allocations with their financial advisor to determine if rebalancing their portfolio makes sense.

  No matter how you scale back your market expectations, you should always be able to count on consistent customer service performance. At John Hancock Funds, we never stop working to find ways to sustain and improve the quality of information and the level of assistance we provide you. Our commitment to this task is no less than John Hancock's loyalty was to his fledgling country when he is said to have uttered, "if it does the public good, burn Boston." We won't go that far, of course, but we share our namesake's dedication to putting the public before all else.

  In our case, that public is you, our shareholders. We take very seriously the role you have entrusted to us, that of helping you achieve your financial goals. Part of that will always involve good customer service. So please do not hesitate to call your Customer Service Representative at 1-800-225-5291 if you have any questions or need information. We take pride in helping you with the same spirit that John Hancock displayed at the dawning of America.

Sincerely,

/s/ Edward J. Boudreau, Jr.
---------------------------
EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

              BY BARRY GORDON AND MARC KLEE, CO-PORTFOLIO MANAGERS

                              JOHN HANCOCK GLOBAL
                                TECHNOLOGY FUND

               TECHNOLOGY STOCKS AMONG LEADERS IN A STELLAR 1995;
                             FUND OUTPERFORMS PEERS


Last summer, shareholders of John Hancock National Aviation & Technology Fund approved the merger of their fund with John Hancock Global Technology Fund. The merger was effective July 28, 1995.

The U.S. stock market had a sensational run in 1995, led by technology and a number of other industries. For the year, the Standard & Poor's 500-Stock Index -- the most common measure of the broad stock market -- rose by 37% and the Nasdaq Composite Index, which is filled with technology stocks, rose by almost 40%. These gains resulted from a near-perfect environment for stocks in general and technology stocks in particular. The combination of declining interest rates, muted inflation and strong corporate earnings provided the impetus for many companies to increase their spending on capital goods, primarily in the area of computers and other productivity-enhancing technology. That translated into higher earnings for technology companies. Globally, this drive to higher productivity provided technology companies with a platform for earnings growth, particularly U.S. companies which benefited from a weak dollar that made their products more competitive overseas.

[A 2 1/4" x 3" photo of Barry Gordon and Marc Klee at bottom right. Caption reads: "Barry Gordon (left) and Marc Klee (right), Co-Portfolio Managers."]

  Only in the last quarter did U.S. tech stocks, particularly the semiconductor companies, pull back on investors' fears of slowing 1996 earnings growth and lower margins. But that


                                   [CAPTION]

            "THE U.S. STOCK MARKET HAD A SENSATIONAL RUN IN 1995..."

                  John Hancock Funds - Global Technology Fund

[Chart with the heading "Top Five Common Stock Holdings" at top of left hand column. The chart lists five holdings: 1) Applied Materials 4.5% 2) Computer Associates 4.5%; 3) UAL 3.7% 4) Oracle Systems 3.3% and 5) Cisco Systems 2.9%. A footnote below reads: "As a percentage of net assets on December 31, 1995."]

correction came too late in the year to squelch the Fund's rewarding returns, both in absolute and competitive terms. For the year ended December 31, 1995, the Fund's Class A and Class B shares posted total returns, at net asset value, of 46.53% and 45.42% respectively. That compared to the average science and technology fund's total return for the year of 37.74%, according to Lipper Analytical Services.(1)

PERFORMANCE BOOSTERS

We attribute the Fund's strong performance in 1995 primarily to three things. First, during the year we reduced the Fund's foreign holdings, which had been a drag on performance during 1994, from 12% at the end of 1994 to 8% at the end of 1995. While we remain committed to capitalizing on the inevitable growth of technology worldwide, we currently see the best prospects coming from U.S. technology companies. Second, we successfully managed our allocations among various key subsectors of the technology market. That included paring our semiconductor holdings, mostly in advance of the sector's fourth quarter decline, and increasing our exposure to the networking and communications area, which surged in the second half on heightened interest in the Internet phenomenon. Third, the Fund got a lift from some of the airlines and aerospace holdings it inherited in the merger with John Hancock National Aviation & Technology Fund, a fund which was also under our management. Several of those stocks, which accounted for 19% of the Fund's net assets at the end of the period, were some of the Fund's best performers in the second half. That included airline company stocks such as AMR, the parent company of American Airlines, Northwest Air and UAL, the parent of United Airlines, whose stock was up more than 100% for the year. In what was a turnaround year for the airline industry as a whole, these three companies in particular generated strong cash flow because they kept labor costs down while increasing revenues per employee.

SEMICONDUCTORS: REDUCED POSITION
AS SUPPLY CATCHES UP TO DEMAND

We began to reduce our semiconductor position late in the third quarter, cutting it almost in half from June, when the sector represented 30% of the Fund's net assets, to 17% at the end of the period. We took this action because supply appears to be catching up to demand, in fact even surpassing it in some areas, even

[Table entitled "Scorecard" at bottom of left hand column. The header for the left column is "Investment"; the header for the right column is "Recent performance ... and what's behind the numbers. The first listing is Cheyenne Software followed by an up arrow and the phrase "Stock rebounds after short-term earnings glitch ends." The second listing is Iomega followed by an up arrow and the phrase "Sales soar with hot memory-boosting product." The third listing is Silicon Graphics followed by a down arrow and the phrase "Earnings momentum slows along with demand for product." Footnote below reads: "See "Schedule of Investments." Investment holdings are subject to change."]


                                   [CAPTION]
  "WE BEGAN TO REDUCE OUR SEMICONDUCTOR POSITION LATE IN THE THIRD QUARTER..."

                  John Hancock Funds - Global Technology Fund

[Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the year ended December 31, 1995." The chart is scaled in increments of 10% from bottom to top, with 50% at the top and 0% at the bottom. Within the chart, there are three solid bars. The first represents the 46.53% total return for John Hancock Global Technology Fund: Class A. The second represents the 45.42% total return for John Hancock Global Technology
Fund: Class B. The third represents the 37.74% total return for the average science and technology fund. Footnote below reads: "Total returns for John Hancock Global Technology Fund are at net asset value with all distributions reinvested. The average science and technology fund is tracked by Lipper Analytical Services. See page seven for historical performance information."]

though demand has remained relatively strong. With the end of the supply/demand imbalance, we think the bulk of the stock performance gains in this sector are behind us for the near-to-intermediate term. Our decision served us well, since semiconductor stocks were the single worst performing sector of the stock market in the fourth quarter. Whether this pullback lasts a few months or several years remains to be seen and depends largely on demand. One area in particular that we are avoiding is the memory subsector, which is being hit hardest from a supply/demand standpoint. For instance, we sold our entire positions in a number of semiconductor companies, including Cypress Semiconductor, Motorola, Advanced Micro Devices and Integrated Device Technology, which was the Fund's third largest holding in June. That's not to say we're turning our backs entirely on the semiconductor sector. We still believe that microchips will continue to be used in a growing number of products in the future, from computers to cellular phones to automobiles and that, despite some ups and downs, these companies will remain very profitable in 1996. But we think there will be a general slowdown in earnings growth for a while. So for now, we're sticking with companies that we believe will continue to have strong growth, companies such as LSI Logic, Teradyne and Applied Materials.

NETWORKING AND COMMUNICATIONS
BECOMES THE LEADING SECTOR

As we scaled back the semiconductor stocks, we increased exposure to networking and communications companies to 21% of net assets at year end, partially in response to the interest in Internet-related stocks in the second half. Here, our goal is to play indirectly off the Internet, not through online servers or providers (with the exception of America Online which the Fund owns), but rather through the equipment companies that let computers hook into the Internet or help companies communicate internally. A good example is Canadian-based Hummingbird Communications, which has a unique niche providing software for Internet use. Our major holdings in this area include Cisco Systems,

--------------------------------------------------------------------------------
(1) Figures from Lipper Analytical Services include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

     International and sector investing involves special risks as detailed in the prospectus.

     This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

                                   [CAPTION]

 "...1996 WILL BE A MORE MODERATE YEAR FOR BOTH THE STOCK MARKET AND TECHNOLOGY STOCKS."

                  John Hancock Funds - Global Technology Fund

Bay Networks, 3COM and Cheyenne Software, which has a variety of software products for networking applications. Cheyenne was one of our strongest performers for the year, with its stock more than doubling after a difficult 1994.

PRODUCTIVITY ENHANCEMENT REMAINS STEADY


Throughout the year, the Fund maintained a fairly steady position in companies that sell productivity-enhancing software to help companies maintain and efficiently use their existing hardware. Our largest holding is Computer Associates International, which has a broad array of software for mainframe computer enhancements. We recently added Novadigm, which has software that helps companies control the internal distribution of software applications.

OUTLOOK

In our view, 1996 will be a more moderate year for both the overall stock market and technology stocks. Investors would do well to temper their expectations and expect further volatility that is characteristic of this sector. On a relative basis, however, we think technology stocks should continue to turn in a solid performance. Despite the price run-up last year, these stocks still appear to be fairly valued. Earnings momentum for tech companies, while not maintaining their stellar 1995 levels, should still outpace the average S&P 500 company because so many technology sectors are still so early in their growth cycle, both here and overseas. We'll continue to seek opportunities in those sectors, further increasing our networking and communications holdings and de-emphasizing semiconductors.

                             A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Global Technology Fund. Total return is a performance measure that equals the sum of all dividends and capital gains, assuming reinvestment of these distributions and the change in the price of the Fund's average net assets. Performance figures include the maximum applicable sales charge of 5% for Class A shares. The effect of the maximum contingent deferred sales charge for Class B shares (maximum 5% and declining to 0% over six years) is included in Class B performance. Performance is affected by a 12b-1 plan, which commenced on January 1, 1994 for both Class A and Class B shares. Different sales charge schedules for Class A shares were in effect prior to March 1987 and are not reflected in the performance information. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

                            CUMULATIVE TOTAL RETURNS

FOR THE PERIOD ENDED DECEMBER 31, 1995

                                       ONE      FIVE        MOST RECENT
                                      YEAR      YEARS        TEN YEARS
                                      ----      -----        ---------
Global Technology Fund: Class A      39.20%     184.39%       216.07%

Global Technology Fund: Class B      40.42%      55.99%(1)       N/A




                          AVERAGE ANNUAL TOTAL RETURNS

FOR THE PERIOD ENDED DECEMBER 31, 1995

                                      ONE       FIVE        MOST RECENT
                                     YEAR       YEARS        TEN YEARS
                                     ----       -----       -----------
Global Technology Fund: Class A      39.20%     23.25%        12.20%

Global Technology Fund: Class B      40.42%     25.03%(1)       N/A



                              NOTES TO PERFORMANCE

(1) Class B shares started on January 3, 1994.

                    WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in the John Hancock Global Technology Fund would be worth on December 31, 1995, assuming you have been invested for the past ten years or since the day each class of shares started and reinvested all distributions. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index -- an unmanaged index that includes 500 widely traded common stocks and is used often as a measure of stock market performance.

GLOBAL TECHNOLOGY FUND: CLASS A SHARES

Line chart with the heading Global Technology Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines.

The first line represents the value of the Standard & Poor's 500 Stock Index and is equal to $39,955 as of December 31, 1995. The second line represents the value of the hypothetical $10,000 investment made in the Global Technology Fund on December 31, 1985, before sales charge, and is equal to $33,262 as of December 31, 1995. The third line represents the Global Technology Fund after sales charge and is equal to $31,607 as of December 31, 1995.

GLOBAL TECHNOLOGY FUND: CLASS B SHARES

Line chart with the heading Global Technology Fund: Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines.

The first line represents the value of the hypothetical $10,000 investment made in the Global Technology Fund on January 3, 1994, before contingent deferred sales charge, and is equal to $15,999 as of December 31, 1995. The second line represents the Global Technology Fund after contingent deferred sales charge and is equal to $15,999 as of December 31, 1995. The third line represents the value of the Standard & Poor's 500 Stock Index and is equal to $13,934 as of December 31, 1995.

                              FINANCIAL STATEMENTS

                  John Hancock Funds - Global Technology Fund

THE STATEMENT OF ASSETS AND LIABILITIES IS THE FUND'S BALANCE SHEET AND SHOWS THE VALUE OF WHAT THE FUND OWNS, IS DUE AND OWES ON DECEMBER 31, 1995. YOU'LL ALSO FIND THE NET ASSET VALUE AND THE MAXIMUM OFFERING PRICE PER SHARE AS OF THAT DATE.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1995
--------------------------------------------------------------------------------
ASSETS:
 Investments at value - Note C:
   Common stocks (cost - $107,519,167).................   $173,855,982
   Rights and warrants (cost - $49,000)................        227,498
   Bonds (cost - $1,495,043)...........................      1,464,034
   Joint repurchase agreement (cost - $16,364,000).....     16,364,000
   Corporate savings account...........................          8,636
                                                          ------------
                                                           191,920,150
 Receivable for shares sold............................        379,370
 Dividends receivable..................................         15,500
 Interest receivable...................................         44,722
 Miscellaneous receivable..............................         16,941
 Other assets..........................................          3,869
                                                          ------------
                    Total Assets.......................    192,380,552
                    --------------------------------------------------
LIABILITIES:
 Payable for shares repurchased........................        115,874
 Payable for investments purchased.....................      1,234,063
 Payable to John Hancock Advisers, Inc.
   and affiliates - Note B.............................        185,642
 Accounts payable and accrued expenses.................         90,135
                                                          ------------
                    Total Liabilities..................      1,625,714
                    --------------------------------------------------
NET ASSETS:
 Capital paid-in.......................................    124,270,534
 Net unrealized appreciation of investments............     66,484,304
                                                          ------------
                    Net Assets.........................   $190,754,838
                    ==================================================

NET ASSET VALUE PER SHARE:
 (Based on net asset values and shares of beneficial
 interest outstanding - 200 million shares authorized
 with $0.20 per share par value, respectively)
 Class A - $155,001,288/6,324,664......................   $      24.51
======================================================================

 Class B - $35,753,550/1,484,627.......................   $      24.08
======================================================================

MAXIMUM OFFERING PRICE PER SHARE*
 Class A - ($24.51 x 105.26%)..........................   $      25.80
======================================================================

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

THE STATEMENT OF OPERATIONS SUMMARIZES THE FUND'S INVESTMENT INCOME EARNED AND EXPENSES INCURRED IN OPERATING THE FUND. IT ALSO SHOWS NET GAINS FOR THE PERIOD STATED.

STATEMENT OF OPERATIONS
Year ended December 31, 1995
--------------------------------------------------------------------------------
INVESTMENT INCOME:
 Interest..............................................   $   749,744
 Dividends (net of foreign withholding taxes $4,795)...       248,870
                                                          -----------
                                                              998,614
                                                          -----------
 Expenses:
  Investment management fee - Note B...................     1,195,680
  Transfer agent fee - Note B..........................       378,566
  Distribution/service fee - Note B
    Class A............................................       315,339
    Class B............................................       227,106
  Administration fee - Note B..........................        99,726
  Registration and filing fees.........................        72,008
  Printing.............................................        57,518
  Custodian fee........................................        42,394
  Auditing fee.........................................        38,833
  Trustees' fees.......................................        15,271
  Miscellaneous........................................         9,960
  Legal fees...........................................         5,842
  Less Management Fee Reduction - Note B...............      (150,000)
                                                          -----------
                    Total Expenses.....................     2,308,243
                    -------------------------------------------------
                    Net Investment Loss................    (1,309,629)
                    -------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments sold................    13,461,306
  Change in net unrealized appreciation/depreciation
    of investments.....................................    13,067,131
                                                          -----------
                    Net Realized and Unrealized
                    Gain on Investments................    26,528,437
                    -------------------------------------------------
                    Net Increase in Net Assets
                    Resulting from Operations..........   $25,218,808
                    =================================================



                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                  John Hancock Funds - Global Technology Fund

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                                                                        YEAR ENDED DECEMBER 31,
                                                                                                     -----------------------------
                                                                                                          1995            1994
                                                                                                     --------------  -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment loss..............................................................................  ($  1,309,629)  ($   682,853)
  Net realized gain on investments sold and options................................................     13,461,306      4,736,133
  Change in net unrealized appreciation/depreciation of investments................................     13,067,131   (     78,528)
                                                                                                     -------------   ------------
    Net Increase in Net Assets Resulting from Operations...........................................     25,218,808      3,974,752
                                                                                                     -------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS:
  Distributions from net realized gain on investments, options and foreign currency transactions
    Class A - ($1.6414 and $1.2625 per share, respectively)........................................     (9,890,377)  (  3,443,707)
    Class B ** - ($1.6414 and $1.2625 per share, respectively).....................................     (2,261,154)      (614,018)
                                                                                                     -------------   ------------
      Total Distributions to Shareholders..........................................................    (12,151,531)  (  4,057,725)
                                                                                                     -------------   ------------

FROM FUND SHARE TRANSACTIONS -- NET*...............................................................    116,170,259     19,850,814
                                                                                                     -------------   ------------

NET ASSETS:
  Beginning of period..............................................................................     61,517,302     41,749,461
                                                                                                     -------------   ------------
  End of period....................................................................................   $190,754,838    $61,517,302
                                                                                                     =============   ============

* ANALYSIS OF FUND SHARE TRANSACTIONS:

                                                                      YEAR ENDED DECEMBER 31,
                                                       ------------------------------------------------------
                                                                 1995                         1994
                                                       -------------------------    -------------------------
                                                         SHARES        AMOUNT         SHARES        AMOUNT
                                                       ----------   ------------    ----------   ------------
CLASS A
  Shares sold........................................   3,475,266    $84,847,624     1,628,280    $29,997,844
  Shares issued in reorganization - Note E...........   2,736,868     75,930,600         --             --
  Shares issued to shareholders in reinvestment of
     distributions...................................     326,658      8,057,488       184,986      3,235,355
                                                       ----------   ------------    ----------   ------------
                                                        6,538,792    168,835,712     1,813,266     33,233,199
  Less shares repurchased............................  (3,139,612)  ( 76,326,307)   (1,279,970)  ( 22,995,150)
                                                       ----------   ------------    ----------   ------------
    Net increase.....................................   3,399,180    $92,509,405       533,296    $10,238,049
                                                       ==========   ============    ==========   ============
CLASS B**
  Shares sold........................................   2,136,672    $52,751,817       563,553    $10,264,273
  Shares issued in reorganization - Note E...........      21,055        576,404         --             --
  Shares issued to shareholders in reinvestment of
     distributions...................................      83,607      2,026,634        33,535        581,498
                                                       ----------   ------------    ----------   ------------
                                                        2,241,334     55,354,855       597,088     10,845,771
  Less shares repurchased............................  (1,283,970)  ( 31,694,001)   (   69,825)  (  1,233,006)
                                                       ----------   ------------    ----------   ------------
    Net increase.....................................     957,364    $23,660,854       527,263    $ 9,612,765
                                                       ==========   ============    ==========   ============

**Class B shares commenced operations January 3, 1994.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                  John Hancock Funds - Global Technology Fund

FINANCIAL HIGHLIGHTS
Selected data for each share of beneficial interest outstanding throughout the period indicated, investment returns, key ratios, and supplemental data are as follows:
--------------------------------------------------------------------------------

                                                                                         YEAR ENDED DECEMBER 31,
                                                                 -------------------------------------------------------------------
                                                                     1995              1994         1993         1992          1991
                                                                 ---------------   -----------   ---------   ------------   --------
CLASS A
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period..........................   $  17.84          $ 17.45       $ 14.94     $ 15.60        $ 12.44
                                                                 --------          -------       -------     -------        -------
Net Investment Income (Loss)..................................      (0.22)(a)(b)     (0.22)(a)     (0.21)      (0.15)(b)       0.05
Net Realized and Unrealized Gain on Investments, Options and
  Foreign Currency Transactions...............................       8.53             1.87          4.92        1.00           4.11
                                                                 --------          -------       -------     -------        -------
    Total from Investment Operations..........................       8.31             1.65          4.71        0.85           4.16
                                                                 --------          -------       -------     -------        -------

Less Distributions:
Dividends from Net Investment Income..........................        --               --            --          --           (0.04)
Distributions from Net Realized Gain on Investments Sold,
  Options and Foreign Currency Transactions...................      (1.64)           (1.26)        (2.20)      (1.51)         (0.96)
                                                                 --------          -------       -------     -------        -------
    Total Distributions.......................................      (1.64)           (1.26)        (2.20)      (1.51)         (1.00)
                                                                 --------          -------       -------     -------        -------
Net Asset Value, End of Period................................   $  24.51          $ 17.84       $ 17.45     $ 14.94        $ 15.60
                                                                 ========          =======       =======     =======        =======

Total Investment Return at Net Asset Value (f)................     46.53%            9.62%        32.06%       5.70%(c)      33.05%

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's omitted).....................   $155,001          $52,193       $41,749     $32,094        $31,580
Ratio of Expenses to Average Net Assets.......................      1.67%            2.16%         2.10%       2.05%(b)       2.32%
Ratio of Net Investment Income (Loss) to Average Net Assets...     (0.89%)          (1.25%)       (1.49%)     (0.88%)(b)      0.34%
Portfolio Turnover Rate.......................................        70%              67%           86%         76%           67%





THE FINANCIAL HIGHLIGHTS SUMMARIZES THE IMPACT OF THE FOLLOWING FACTORS ON A SINGLE SHARE FOR THE PERIOD INDICATED: NET INVESTMENT INCOME, GAINS (LOSSES), DIVIDENDS AND TOTAL INVESTMENT RETURN OF THE FUND. IT SHOWS HOW THE FUND'S NET ASSET VALUE FOR A SHARE HAS CHANGED SINCE THE END OF THE PREVIOUS PERIOD. ADDITIONALLY, IMPORTANT RELATIONSHIPS BETWEEN SOME ITEMS PRESENTED IN THE FINANCIAL STATEMENTS ARE EXPRESSED IN RATIO FORM.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                  John Hancock Funds - Global Technology Fund


FINANCIAL HIGHLIGHTS (continued)
--------------------------------------------------------------------------------

                                                                                                                  PERIOD ENDED
                                                                                                                  DECEMBER 31,
                                                                                                     1995            1994
                                                                                                 --------------   ------------

CLASS B (d)
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period.......................................................      $ 17.68           $17.24(e)
                                                                                                 -------           ------
Net Investment Loss........................................................................        (0.39)(a)(b)     (0.35)(a)
Net Realized and Unrealized Gain on Investments and Options................................         8.43             2.05
                                                                                                 -------           ------
  Total from Investment Operations.........................................................         8.04             1.70
                                                                                                 -------           ------
Less Distributions:
Distributions from Net Realized Gain on Investments Sold and Options.......................        (1.64)           (1.26)
                                                                                                 -------           ------
Net Asset Value, End of Period.............................................................      $ 24.08           $17.68
                                                                                                 =======           ======

Total Investment Return at Net Asset Value (f).............................................       45.42%           10.02%

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's omitted)..................................................      $35,754           $9,324
Ratio of Expenses to Average Net Assets....................................................        2.41%            2.90%*
Ratio of Net Investment Loss to Average Net Assets.........................................       (1.62%)          (1.98%)*
Portfolio Turnover Rate....................................................................          70%              67%

  * On an annualized basis.

(a) On average month end shares outstanding.

(b) Reflects voluntary fee reductions and expense limitations in effect during the years ended December 31, 1995 and 1992, respectively. As a result of such fee reductions, expenses of Class A and Class B shares of the Fund for 1995 reflect reductions of $0.02 and $0.03 per share, respectively. Absent such reductions, for 1995, the ratio of expenses to average net assets would have been 1.79% and 2.53% for Class A and Class B shares, respectively and the ratio of net investment income to average net assets would have been (1.01%) and (1.74%) for Class A and Class B shares, respectively. As a result of such limitations, expenses of the Fund for 1992 reflect reductions of $0.03 per share. Absent such limitations, for 1992, the ratio of expenses to average net assets would have been 2.22% and the ratio of net investment income to average net assets would have been (1.05%).

(c) An estimated total return calculation which takes into consideration fees and expenses waived or borne by the Adviser during the period shown.

(d) Class B shares commenced operations on January 3, 1994.

(e) Initial price to commence operations.

(f) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charge.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                  John Hancock Funds - Global Technology Fund

THE SCHEDULE OF INVESTMENTS IS A COMPLETE LIST OF ALL SECURITIES OWNED BY GLOBAL TECHNOLOGY FUND ON DECEMBER 31, 1995. IT'S DIVIDED INTO FOUR MAIN CATEGORIES:
COMMON STOCKS, RIGHTS AND WARRANTS, BONDS AND SHORT-TERM INVESTMENTS. THE STOCKS, RIGHTS AND WARRANTS AND BONDS ARE FURTHER BROKEN DOWN BY INDUSTRY GROUPS. UNDER EACH INDUSTRY GROUP IS A LIST OF THE SECURITIES OWNED BY THE FUND. SHORT-TERM INVESTMENTS, WHICH REPRESENT THE FUND'S "CASH" POSITION, ARE LISTED LAST.

SCHEDULE OF INVESTMENTS
December 31, 1995

-------------------------------------------------------------------------------
ISSUER, DESCRIPTION                           NUMBER OF SHARES     MARKET VALUE
-------------------                           ----------------     ------------
COMMON STOCKS
AEROSPACE/DEFENSE (5.70%)
  Boeing Co. (The) ........................       30,000*          $ 2,351,250
  Raytheon Co. ............................       80,000*            3,780,000
  United Technologies Corp. ...............       50,000*            4,743,750
                                                                   -----------
                                                                    10,875,000
                                                                   -----------
BROADCASTING (0.63%)
  Viacom, Inc. (Class B)** ................       25,152             1,191,576
                                                                   -----------
COMPUTERS - GRAPHICS (3.56%)
  Diamond Multimedia Systems, Inc.** ......       75,000*            2,690,625
  Number Nine Visual Technology Corp.** ...      155,000*            1,356,250
  Silicon Graphics, Inc.** ................      100,000             2,750,000
                                                                   -----------
                                                                     6,796,875
                                                                   -----------
COMPUTERS - MAINFRAME (1.20%)
  International Business Machines Corp. ...       25,000*            2,293,750
                                                                   -----------
COMPUTERS - MEMORY DEVICES (3.78%)
  Iomega Corp.** ..........................       75,000*            3,646,875
  Seagate Technology, Inc.** ..............       75,000*            3,562,500
                                                                   -----------
                                                                     7,209,375
                                                                   -----------
COMPUTERS - MINI/MICRO (2.10%)
  Compaq Computer Corp.** .................       40,000             1,920,000
  Hewelett-Packard Co. ....................       25,000*            2,093,750
                                                                   -----------
                                                                     4,013,750
                                                                   -----------
COMPUTERS - PERIPHERAL (3.18%)
  Adaptec, Inc.** .........................      100,000             4,100,000
  Network Appliance, Inc.** ...............       49,200*            1,974,150
                                                                   -----------
                                                                     6,074,150
                                                                   -----------
COMPUTER SERVICES (2.63%)
  America Online, Inc.** ..................       85,000*            3,187,500
  DataWorks Corp.** .......................       30,000*              378,750
  Software Artistry, Inc.** ...............       25,000*              375,000
  Software 2000, Inc.** ...................       53,000*              410,750
  Verity, Inc.** ..........................       15,000*              663,750
                                                                   -----------
                                                                     5,015,750
                                                                   -----------
COMPUTERS - SOFTWARE (24.82%)
  Baan Co., N.V. (Netherlands)** ..........        5,000*              226,250
  Business Objects S.A. American
     Depository Receipt, (ADR) (France)**..       25,000*            1,209,375
  Cheyenne Software, Inc.** ...............      150,000             3,918,750
  Computer Associates International, Inc...      150,000             8,531,250
  Elcom International, Inc.** .............       50,000*              762,500
  GT Interactive Software Corp.** .........       50,000*              700,000
  Hummingbird Communications Ltd.
     (Canada)** ...........................       85,000*            3,442,500
  Informix Corp.** ........................      125,000*            3,750,000
  Integrated Measurement Systems, Inc.** ..       75,000*            1,106,250
  Meta-Software, Inc.** ...................       11,500*              192,625
  MetaTools Inc.** ........................       35,000*              910,000
  Novadigm, Inc.** ........................      130,000*            3,688,750
  Oracle Corp.** ..........................      150,000             6,356,250
  Parametric Technology Corp.** ...........       60,000             3,990,000
  Platinum Technology, Inc.** .............      125,000*            2,296,875
  Symantec Corp.** ........................      125,000*            2,906,250
  Synopsys, Inc.** ........................       75,000*            2,850,000
  SQA, Inc.** .............................        4,000*               77,000
  Telebase Systems, Inc.** (r) ............      671,860               436,709
                                                                   -----------
                                                                    47,351,334
                                                                   -----------
ELECTRONICS (19.59%)
  Applied Materials, Inc.** ...............      220,000             8,662,500
  Atmel Corp.** ...........................       50,000*            1,118,750
  General Motors Corp. (Class H) ..........       70,000*            3,438,750
  Intel Corp. .............................       50,000*            2,837,500
  Lam Research Corp.** ....................       60,000             2,745,000
  Loral Corp. .............................       60,000*            2,122,500
  LSI Logic Corp.** .......................      125,000             4,093,750
  National Semiconductor Corp.** ..........      100,000*            2,225,000
  Nimbus CD International, Inc.** .........       20,000*              162,500
  Ramtron International Corp.** ...........      214,007*            1,391,045
  ROSS Technology, Inc.** .................       75,000*              731,250
  Smartflex Systems, Inc.** ...............       35,000*              621,250


                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                  John Hancock Funds - Global Technology Fund

-------------------------------------------------------------------------------
ISSUER, DESCRIPTION                         NUMBER OF SHARES     MARKET VALUE
-------------------                         ----------------     ------------
ELECTRONICS (CONTINUED)
  Teradyne, Inc.** .....................        200,000          $  5,000,000
  Tower Semiconductor Ltd. (Israel)** ..        100,000*            2,212,500
                                                                 ------------
                                                                   37,362,295
                                                                 ------------
MACHINE - DIVERSIFIED (2.73%)
  Thermo Electron Corp.** ..............        100,000*            5,200,000
                                                                 ------------
MEDICAL SUPPLIES (0.17%)
  CompuMed, Inc.** .....................         75,000*              318,750
                                                                 ------------
TELECOMMUNICATIONS (12.97%)
  3Com Corp.** .........................         80,000             3,730,000
  Bay Networks, Inc.** .................        112,500*            4,626,563
  Cisco Systems, Inc.** ................         75,000             5,596,875
  Harmonic Lightwaves, Inc.** ..........         30,000*              330,000
  Global Village Communication** .......         62,900*            1,218,688
  Primus Telecommunications Group,
     Inc.**(r) .........................         50,000*              500,000
  Nera AS (ADR) (Norway)** .............         30,000*              975,000
  Newbridge Networks Corp.(Canada)** ...         60,000*            2,482,500
  Nokia Corp. (ADR) (Finland) ..........         90,000             3,498,750
  Penril Datacomm Networks, Inc.** .....        150,000*            1,275,000
  Worldcomm Systems, Inc.**(r) .........         37,510*              500,001
                                                                 ------------
                                                                   24,733,377
                                                                 ------------
TRANSPORTATION (8.08%)
  AMR Corp.** ..........................         60,000*            4,455,000
  Northwest Airlines Corp. (Class A)**..         75,000*            3,825,000
  UAL Corp.** ..........................         40,000*            7,140,000
                                                                 ------------
                                                                   15,420,000
                                                                 ------------
                     TOTAL COMMON STOCKS
                     (Cost $107,519,167)        ( 91.14%)         173,855,982
                                                -------          ------------

                                            NUMBER OF RIGHTS
                                              OR WARRANTS
                                            ----------------
RIGHTS & WARRANTS
BIOMEDICS/GENETICS (0.00%)
  Scios-Nova Inc., Warrants**(r) .......         36,346*                8,748
                                                                 ------------
ELECTRONICS (0.12%)
  Ibis Technology Corp., Warrants**.....         70,000               218,750
                                                                 ------------
                 TOTAL RIGHTS & WARRANTS
                          (Cost $49,000)          (0.12%)             227,498
                                                -------          ------------


                                                                              PAR VALUE
                                                   INTEREST      S&P            (000'S       MARKET
ISSUER, DESCRIPTION                                  RATE     RATING***        OMITTED)      VALUE
-------------------                                --------   ---------       ---------      ------
BONDS
AEROSPACE (0.10%)
  Aeronca, Inc.
     Conv Sub Deb, 01-31-96 ............            12.500%      NR             $240*      $  180,000
                                                                                           ----------
TELECOMMUNICATIONS (0.22%)
  Tele 2000
   Conv Note, 04-14-97
   (Peru) (R) ..........................             9.750       NR              500          425,000
                                                                                           ----------
TRANSPORTATION (0.45%)
  Piedmont Aviation Inc.
     Equip Tr Cert 1988 Ser F,
     03-28-09 ..........................            10.350       BB+             500*         533,615
  Northwest Airlines
     Senior Notes, 12-31-00 ............            12.092       B+              315*         325,419
                                                                                           ----------
                                                                                              859,034
                                                                                           ----------
                             TOTAL BONDS
                       (Cost $1,495,043)                                       (0.77%)      1,464,034
                                                                               -----       ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                             FINANCIAL STATEMENTS

                 John Hancock Funds - Global Technology Fund



                                                    PAR VALUE
                                      INTEREST        (000'S         MARKET
ISSUER, DESCRIPTION                     RATE         OMITTED)        VALUE
-------------------                     ----         --------        ------
SHORT-TERM INVESTMENTS
JOINT REPURCHASE AGREEMENT (8.58%)
  Investment in a joint repurchase
     agreement transaction with
     SBC Capital Markets Inc.,
     Dated 12-29-95, Due 01-02-96,
     (secured by U.S. Treasury Bonds,
     7.500% due 11-15-16,
     and 10.375%, due 11-15-12)
     Note A............................  5.90%       $16,364      $ 16,364,000
                                                                  ------------
CORPORATE SAVINGS ACCOUNT (0.00%)
  Investors Bank & Trust
     Company Daily Interest
     Savings Account Current
     Rate 5.00%........................                                  8,636
                                                                  ------------
           TOTAL SHORT-TERM INVESTMENTS              (  8.58%)      16,372,636
                                                     -------      ------------
                      TOTAL INVESTMENTS              (100.61%)    $191,920,150
                                                     =======      ============

NOTES TO SCHEDULE OF INVESTMENTS
(R) This security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. See Note A of the Notes to Financial Statements for valuation policy. Rule 144A securities amounted to $425,000, as of December 31, 1995.

(r) Direct placement securities are restricted to resale. They have been valued at fair value by the Trustees after considerations of restrictions as to resale, financial condition and prospects of the issuer, general market conditions and pertinent information in accordance with the Fund's By-Laws and the Investment Company Act of 1940, as amended. The Fund has limited rights to registration under the Securities Act of 1933 with respect to these restricted securities.

    Additional information on each restricted security is as follows:

                                                                    MARKET
                                                                  VALUE AS A
                                                                  PERCENTAGE        MARKET
                                     ACQUISITION   ACQUISITION    OF FUND'S        VALUE AT
SECURITY                                 DATE          COST       NET ASSETS   DECEMBER 31, 1995
--------                             -----------   -----------    ----------   -----------------
Primus Telecommunications
  Group, Inc. -
  Common Stock.....................    10-30-95      $500,000       0.26%          $500,000
Scios-Nova Inc. - Warrants.........    06-28-91        35,000       0.00              8,748
Telebase Systems, Inc. -
  Common Stock.....................    11-14-91       940,604       0.23            436,709
Worldcomm Systems, Inc. -
  Common Stock.....................    03-30-95       500,000       0.26            500,001

  * Securities, other than short-term investments, newly added to the portfolio during the year ended December 31, 1995.

 ** Non-income producing security.

*** Credit ratings are unaudited.

NR Not Rated by either Standard & Poor's or Moody's Investors Services.

Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.



                       SEE NOTES TO FINANCIAL STATEMENTS.

                         NOTES TO FINANCIAL STATEMENTS

                  John Hancock Funds - Global Technology Fund

NOTE A  --
ACCOUNTING POLICIES

John Hancock Technology Series, Inc. ( the "Company") is an open-end investment company registered under the Investment Company Act of 1940. The Company consists of one series portfolio: John Hancock Global Technology Fund (the "Fund"), a diversified series. On July 28, 1995, John Hancock National Aviation & Technology Fund, which was previously a series portfolio, was merged into the Fund in a tax-free reorganization. The investment objective of the Fund is to achieve long-term growth by investing principally in equity securities of companies that rely extensively on technology in their product development or operations.

  The Directors have authorized the issuance of two classes of shares of the Fund designated as Class A and Class B. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemption, dividends and liquidation except that certain expenses, subject to the approval of the Directors, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution/service expenses under the terms of a distribution plan, have exclusive voting rights to such distribution plan. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described under the heading "Foreign Currency Translation".

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc., (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale, or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investment, to its shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date, or in the case of some foreign securities on the date thereafter when the Fund is made aware of the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

  The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class as explained previously.

EXPENSES Prior to July 28, 1995, the majority of the expenses of the Company were directly identifiable to an individual Fund. Expenses which were not readily identifiable to a specific Fund were allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the Funds. After July 28, 1995 and the merger of John Hancock

                         NOTES TO FINANCIAL STATEMENTS

                  John Hancock Funds - Global Technology Fund

National Aviation & Technology Fund into the Fund, the Fund was the only active portfolio in the Company. As such, the Fund was responsible for all expenses incurred which were directly identifiable to the Fund and the Company.

ESTIMATES The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution/service fees if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

  The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

  Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.


OPTIONS Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Purchased put or call over-the-counter options will be valued at the average of the "bid" prices obtained from two independent brokers. Written put or call over-the-counter options will be valued at the average of the "asked" prices obtained from two independent brokers. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked-to-market to reflect the current market value of the written option.

  The Fund may use option contracts to manage its exposure to the stock market. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

  The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

  Risks may also arise if counterparties do not perform under the contract's terms, or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

  At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's period-end Statement of Assets and Liabilities.

  There were no written option transactions for the period ended December 31, 1995.

                         NOTES TO FINANCIAL STATEMENTS

                  John Hancock Funds - Global Technology Fund

DISCOUNT ON SECURITIES The Fund accretes discount from par value on investment securities from either the date of issue or date of purchase over the life of the security, as required by the Internal Revenue Code.

NOTE B  --
MANAGEMENT FEE, ADMINISTRATIVE
SERVICES AND TRANSACTIONS WITH AFFILIATES
AND OTHERS

The Adviser is responsible for managing the Fund's investment business affairs and overseeing the investment activities of the sub-adviser. The Adviser has a sub-investment management contract with American Fund Advisors, Inc. (the "Sub-Adviser"), under which the Sub-Adviser, subject to the review of the Directors and the overall supervision of the Adviser, provides the Fund with investment services and advice with respect to investment transactions. Under the present investment management contract, for the period ended December 31, 1995, the Fund paid a monthly management fee to the Adviser, equivalent on an annual basis, to the sum of (a) 1.00% of the first $100,000,000 of the Fund's average daily net asset value and (b) 0.75% of the Fund's average daily net asset value in excess of $100,000,000. Effective January 1, 1995, the Adviser waived a portion of the management fee amounting to 0.15% of the average daily net asset value of the first $100,000,000 of each series of the Fund. Therefore, the Fund paid a monthly management fee to the Adviser, equivalent on an annual basis, to the sum of 0.85% of the first $100,000,000 of the Fund's average daily net asset value. The Adviser pays the Sub-Adviser a monthly management fee, equivalent on an annual basis, to the sum of (a) 0.40% of the first $100,000,000 of the Fund's average daily net asset value and (b) 40% of the investment advisory fee received by the Adviser on amounts over $100,000,000. The Fund pays a monthly administrative fee at the rate of $100,000 per annum to the Adviser for performance of administrative services to the Fund.

In the event normal operating expenses of the Fund, exclusive of certain expenses prescribed by state law, are in excess of the most restrictive state limit where the Fund is registered to sell shares, the fee payable to the Adviser will be reduced to the extent of such excess, and the Adviser will make additional arrangements necessary to eliminate any remaining excess expenses. The current limits are 2.5% of the first $30,000,000 of the Fund's average daily net asset value, 2.0% of the next $70,000,000, and 1.5% of the remaining average daily net asset value.

  The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly-owned subsidiary of the Adviser. Prior to January 1, 1995, JH Funds was known as John Hancock Broker Distribution Services, Inc. For the period ended December 31, 1995, net sales charges received with regard to sales of Class A shares amounted to $584,203. Out of this amount, $90,191 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $162,066 was paid as sales commissions and first year service fees to unrelated broker-dealers and $331,946 was paid as sales commissions and first year service fees to sales personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co., Inc. ("Sutro"), all of which are broker dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company, is the indirect sole shareholder of Distributors and John Hancock Freedom Securities Corporation and its subsidiaries which include Tucker Anthony and Sutro.

  Class B shares which are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended December 31, 1995 contingent deferred sales charges received by JH Funds amounted to $92,883.

  In addition, to compensate JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund makes payments to JH Funds, for distribution and service expenses at an annual rate not to exceed 0.30% of Class A average daily

                         NOTES TO FINANCIAL STATEMENTS

                  John Hancock Funds - Global Technology Fund

net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution/service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers which became effective July 7, 1993. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

  The Fund has a transfer agent agreement with John Hancock Investor Services Corporation ("Investor Services"), a wholly-owned subsidiary of The Berkeley Financial Group. Prior to January 1, 1995, JH Investor Services was known as John Hancock Funds Services, Inc. For the period January 1, 1995 to September 30, 1995, Class A and Class B shares paid transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses. For the nine months ended September 30, 1995, the transfer agent expense, calculated as a class specific expense was $287,188 for Class A shares and $74,216 for Class B shares, respectively. Effective October 1, 1995 transfer agent expense is being treated as a fund expense based on the number of shareholder accounts in the Fund and certain out-of-pocket expenses.

  Mr. Edward J. Boudreau, Jr. is a director and officer of the Adviser, and Mr. Barry J. Gordon is a director and officer of the Sub-Adviser. Mr. Thomas W.L. Cameron is an affiliated Director of the Fund. The compensation of unaffiliated Directors is borne by the Fund. Effective with the fees paid for 1995, the unaffiliated Directors may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund will make investments into other John Hancock Funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability will be recorded on the books as an other asset. The deferred compensation liability and the investment to cover the liability will be marked to market on a periodic basis and income earned by the investment will be recorded on the Fund's books.

NOTE C  --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended December 31, 1995, aggregated $101,693,163 and $83,447,655, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended December 31, 1995.

  The cost of investments owned (including the joint repurchase agreement) at December 31, 1995 for Federal income tax purposes was $125,427,210. Gross unrealized appreciation and depreciation of investments aggregated $74,114,649 and $7,630,345, respectively, resulting in net unrealized appreciation of $66,484,304.

NOTE D  --
RECLASSIFICATION OF CAPITAL ACCOUNTS

During the year ended December 31, 1995, the Fund has reclassified amounts to reflect a decrease in accumulated net investment loss of $1,309,629, a decrease in accumulated net realized gain on investments of $1,309,775 and an increase in capital paid-in of $146. This represents the cumulative amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 1995. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles.

                         NOTES TO FINANCIAL STATEMENTS

                  John Hancock Funds - Global Technology Fund

NOTE E  --
REORGANIZATION

On July 19, 1995, the shareholders of John Hancock National Aviation & Technology Fund (JHNA&T) approved a plan of reorganization between JHNA&T and the Fund providing for the transfer of substantially all of the assets and liabilities of JHNA&T to the Fund in exchange solely for Class A and Class B shares of the Fund. The acquisition was accounted for as a tax free exchange of 2,736,868 Class A shares, and 21,055 Class B shares of John Hancock Global Technology Fund for the net assets of JHNA&T, which amounted to $75,930,600 and $576,404 for Class A and Class B shares, respectively, including $41,806,567 of unrealized appreciation, after the close of business at July 28, 1995. The aggregate net assets of the Fund and JHNA&T immediately before the acquisition were $117,123,530 and $76,507,004, respectively. The aggregate net assets of the Fund and JHNA&T immediately after the merger were $193,630,533.

                  John Hancock Funds - Global Technology Fund

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders of John Hancock Global Technology Fund and the Directors of John Hancock Technology Series, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments (except S&P credit ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Global Technology Fund (the "Fund") (a portfolio of John Hancock Technology Series, Inc.) at December 31, 1995, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
February 7, 1996

TAX INFORMATION NOTICE (UNAUDITED)

For Federal Income Tax purposes, the following information is furnished with respect to the distributions of the Fund for its fiscal year ended December 31, 1995.

  With respect to the Fund's ordinary taxable income for the fiscal year ended December 31, 1995, none of the dividends qualify for the corporate dividends received deduction.

  The Fund designated distributions to shareholders of $7,836,100 as long-term capital dividends. Shareholders were mailed a 1995 U.S. Treasury Department Form 1099-DIV in January 1996 representing their proportionate share.

  United States Government Obligations: The Fund did not have any assets invested in U.S. Treasury bonds, bills, and notes or other U.S. government agencies at year end. The Fund did not derive any income from these investments. For specific information on exemption provisions in your state, consult your local tax office or your tax adviser.

SHAREHOLDER VOTES (UNAUDITED)

On July 28, 1995, the shareholders of John Hancock National Aviation & Technology Fund ("JHNA&T") approved a plan of reorganization between JHNA&T and the Fund. The shareholder votes tallied were 4,452,157 FOR, 250,074 AGAINST and 112,537 ABSTAINING.

                                     NOTES

                  John Hancock Funds - Global Technology Fund

                                     NOTES

                  John Hancock Funds - Global Technology Fund

[LOGO] JOHN HANCOCK FUNDS                               Bulk Rate
A GLOBAL INVESTMENT MANAGEMENT FIRM                    U.S. Postage
101 Huntington Avenue Boston, MA 02199-7603                PAID
                                                       Brockton, MA
                                                      Permit No. 582

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box sectioned in quadrants with a triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads: "A Global Investment Management Firm."]
--------------------------------------------------------------------------------
This report is for the information of shareholders of the John Hancock Global Technology Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.



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Recycled Paper."]




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